UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 31, 2024

BAYFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Florida	001-41068	59-3665079
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

700 Central Avenue		33701
St. Petersburg, Florida		(Zip Code)
(Address of principal executive offices)
(727) 440-6848
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock	BAFN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On December 23, 2024, BayFirst National Bank (the “Bank”), a wholly-owned subsidiary of BayFirst Financial Corp. (the “Company”), entered into an Agreement for Purchase and Sale of Property (the “Sale Agreement”) with Mountainseed Real Estate Services, LLC (“Mountainseed”). The Sale Agreement provides for the Bank’s sale to Mountainseed of the Bank’s Seminole and Countryside branch office properties for an aggregate cash purchase price of $15.00 million.
Mountainseed and the Bank have also agreed, concurrently with the closing of the sale of the properties, to enter a 15 year Master Lease (the “Lease”) pursuant to which the Bank will lease each of the properties. The Lease provides for annual rent of approximately $1.24 million for both properties.
The Company and the Bank closed the sale-leaseback transaction on December 31, 2024.
The foregoing summary description is qualified in its entirety by the Sale Agreement and the form of Lease. Copies of them are filed as Exhibits 10.1 and 10.2 to this report and are incorporated by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Name	Filed Herewith
10.1	Purchase and Sale Agreement by and between BayFirst National Bank and Mountainseed Real Estate Services, LLC, dated December 23, 2024	*
10.2	Form of Master Lease by and between BayFirst National Bank and Mountainseed Real Estate Services, LLC	*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	*
The information in this report (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYFIRST FINANCIAL CORP.

Date:	December 31, 2024

By:	/s/ Scott J. McKim
Scott J. McKim
Chief Financial Officer